Exhibit 10.6

FORM OF LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this “Agreement”), dated as of [ ● ], is made and entered into by and among APRINOIA Therapeutics Holdings Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“PubCo”) and the undersigned (the “Shareholder”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Business Combination Agreement (as defined herein).

WHEREAS, PubCo, Ross Acquisition Corp II, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“SPAC”), APRINOIA Therapeutics Inc., an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”), APRINOIA Therapeutics Merger Sub 1, Inc., an exempted company incorporated with limited liability under the laws of the Cayman Islands and a direct wholly-owned subsidiary of PubCo (“Merger Sub 1”), APRINOIA Therapeutics Merger Sub 2, Inc., an exempted company incorporated with limited liability under the laws of the Cayman Islands and a direct wholly-owned subsidiary of SPAC (“Merger Sub 2”) and APRINOIA Therapeutics Merger Sub 3, Inc., an exempted company incorporated with limited liability under the laws of the Cayman Islands and a direct wholly-owned subsidiary of SPAC (“Merger Sub 3”), have entered into that certain Business Combination Agreement (as amended from time to time in accordance with the terms thereof, the “Business Combination Agreement”) to consummate the Mergers (as defined in the Business Combination Agreement) pursuant to the terms thereto;

WHEREAS, as of the date hereof, the Shareholder is the holder of record and the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of such number of Company Ordinary Shares as set forth on the signature page (including (i) Company Ordinary Shares held by such Shareholder and (ii) Company Ordinary Shares issuable upon the exercise of Company Options held by such Shareholder);

WHEREAS, following the consummation of the Transactions, the Shareholder will hold certain PubCo Ordinary Shares received in exchange for the Company Ordinary Shares and/or PubCo Substitute Options received in substitution of the Company Options (such PubCo Ordinary Shares held by the Shareholder immediately upon Closing and PubCo Ordinary Shares issuable upon the exercise of PubCo Substitute Options held by the Shareholder immediately upon Closing, collectively, the “PubCo Subject Securities”); and

WHEREAS, in connection with the Transactions, the parties hereto wish to set forth herein certain understandings between such parties with respect to restrictions on transfer of the PubCo Subject Securities.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound hereby, hereby agree as follows:

1.          Transfer Restrictions. Other than pursuant to this Agreement, each Shareholder shall not (i) lend, sell, offer to sell, contract or agree to sell, hypothecate, pledge or otherwise encumber, grant any option or warrant to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the Securities and Exchange Commission (the “Commission”) promulgated thereunder, with respect to any PubCo Subject Securities, (ii) enter into any swap or other arrangement that transfers to another Person, in whole or in part, any of the economic consequences of ownership of any PubCo Subject Securities, whether any such transaction is to be settled by delivery of such PubCo Subject Securities, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction, including the filing of a registration statement specified in clause (i) or (ii) (the actions specified in clauses (i)-(iii), collectively, “Transfer”) for the period beginning on the Closing Date and pending on the earlier of (x) the date that is 180 days after the Closing and (y) Liquidation Event Date (as defined in Section 3 of this Agreement) (such period, the “Lock-Up Period”).

2.          Permitted Transfers. The restrictions set forth in Section 1 shall not apply to:

(i)
in the case of an entity, Transfers to (A) such entity’s officers or directors or any affiliate (as defined below) or immediate family (as defined below) of any of such entity’s officers or directors, (B) any shareholder, partner or member of such entity or their affiliates, (C) any affiliate of such entity, or (D) any employees of such entity or of its affiliates;

(ii)
in the case of an individual, Transfers by gift to members of the individual’s immediate family or to a trust, or other entity formed for estate planning purposes for the primary benefit of the spouse, domestic partner, parent, sibling, child or grandchild of the undersigned or any other person with whom the undersigned has a relationship by blood, marriage or adoption not more remote than first cousin;

(iii)	in the case of an individual, Transfers by will or intestate succession or by virtue of laws of descent and distribution upon the death of the individual;

(iv)	in the case of an individual, Transfers by operation of law or pursuant to a qualified domestic order, court order or in connection with a divorce settlement, divorce decree or separation agreement;

(v)
in the case of a corporation, partnership (whether general, limited or otherwise), limited liability company, trust or other business entity, (A) Transfers to another corporation, partnership, limited liability company, trust or other business entity that controls, is controlled by or is under common control or management with the Shareholder, or (B) distributions of PubCo Subject Securities to partners, limited liability company members or shareholders of the Shareholder, including, for the avoidance of doubt, where the Shareholder is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership;

(vi)
in the case of a trust or a trustee of a trust, Transfers to a trustor or beneficiary of the trust, to the designated nominee of a beneficiary of such trust or to the estate of a beneficiary of such trust;

(vii)	in the case of an entity, Transfers by virtue of the laws of the jurisdiction of the entity’s organization and the entity’s organizational documents upon dissolution of the entity;

(viii)	Transfers to a nominee or custodian of a Person to whom a Transfer would be permitted under the foregoing clauses (i) through (vii);

(ix)
pledges of any PubCo Subject Securities to a financial institution that create a mere security interest in such PubCo Subject Securities pursuant to a bona fide loan or indebtedness transaction so long as the relevant Shareholder continues to control the exercise of the voting rights of such pledged PubCo Subject Securities as well as any foreclosures on such pledged PubCo Subject Securities;

(x)	the exercise of stock options, including through a “net” or “cashless” exercise, or receipt of shares upon vesting of restricted stock units granted pursuant to an equity incentive plan;

(xi)	Transfers to PubCo to satisfy tax withholding obligations pursuant to the PubCo’s equity incentive plans or arrangements;

(xii)
the entry, by the Shareholder, at any time after Closing, of any trading plan providing for sale of shares of the PubCo Subject Securities by the Shareholder, which trading plan meets the requirements of Rule 10b5-1(c) under the Exchange Act, provided however that such plan does not provide for, or permit, the sale of any PubCo Subject Securities during the Lock-up Period and no public announcement or filing is voluntarily made or required regarding such plan during the Lock-up Period; or

(xiii)	Transfers in connection with any legal, regulatory or other order;

provided, however, that (A) in the case of clauses (i) through (ix) and (xiii), as a prerequisite to such Transfer, such permitted transferee(s) must agree to be bound in writing by terms of this Agreement prior to such Transfer.

3.          Effectiveness, Term and Termination. This Agreement shall take effect only upon the Closing, provided that the provisions of this Section 3 and Sections 5-14 shall take effect on the date hereof. This Agreement shall terminate upon the earlier of (i) the expiration of the Lock-Up Period, and (ii) the date on which PubCo completes a merger, liquidation, stock exchange, reorganization or other similar transaction that results in all of the public shareholders of PubCo having the right to exchange their PubCo Ordinary Shares for cash securities or other property (the “Liquidation Event Date”).

4.          Prohibited Transfers. In furtherance of the foregoing, PubCo, and any duly appointed transfer agent for the registration or transfer of the PubCo Subject Securities described therein, are hereby authorized to decline to make any transfer of securities if such Transfer would constitute a violation or breach of this Agreement.

5.          Specific Performance. The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties hereto do not perform the provisions of this Agreement in accordance with its specified terms or otherwise breach or threaten to breach such provisions. The parties acknowledge and agree that the parties hereto shall be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions hereof. Without limiting the foregoing, each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that (i) there is adequate remedy at law or (ii) an award of specific performance is not an appropriate remedy for any reason at law or in equity. Any party seeking an order or injunction to prevent breaches or threatened breaches and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.

6.          Amendment. This Agreement may be amended, supplemented or modified, and any right hereof may be waived only by execution of a written instrument which refers to this Agreement and is signed by each of the parties hereto in the case of an amendment, supplement or modification or the party granting the waiver in the case of a waiver.

7.          Entire Agreement. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitutes the full and entire understanding and agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written.

8.          Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement shall not be assigned by operation of Law or otherwise without the prior written consent of the parties hereto, and any assignment without such consent shall be null and void; provided that no such assignment shall relieve the assigning party of its obligations hereunder.

9.          Governing Law. This Agreement and any action, suit, dispute, controversy or claim arising out of this Agreement, or the validity, interpretation, breach or termination of this Agreement, shall be governed by and construed in accordance with the internal law of the State of Delaware regardless of the law that might otherwise govern under applicable principles of conflicts of law thereof, except to the extent that the laws of the Cayman Islands are mandatorily applicable.

10.          Notices. All general notices, demands or other communications required or permitted to be given or made hereunder shall be in writing and delivered personally or sent by courier or sent by registered post or sent by electronic mail to the intended recipient thereof at its address or at its email address set out below (or to such other address or email address as a Party may from time to time notify the other Parties). Any such notice, demand or communication shall be deemed to have been duly served (a) if given personally or sent by courier, upon delivery during normal business hours at the location of delivery or, if later, then on the next Business Day after the day of delivery; (b) if sent by electronic mail during normal business hours at the location of delivery, immediately, or, if later, then on the next Business Day after the day of delivery; (c) the third Business Day following the day sent by reputable international overnight courier (with written confirmation of receipt), and (d) if sent by registered post, five days after posting. The initial addresses and email addresses of the Parties for the purpose of this Agreement are:

If to PubCo, to:

APRIONIA Therapeutics Inc.
245 Main Street, 3rd Floor,
Cambridge, MA 02142
Attention: JANG Ming-Kuei
Email: [***]

with a required copy (which shall not constitute notice) to:

Cooley HK
35th Floor, Two Exchange Square
8 Connaught Place, Central
Hong Kong
Attention: Will H. Cai
E-mail: wcai@cooley.com

If to the Shareholder:

To such Shareholder’s address set forth on its signature page or to such Shareholder’s address as found in PubCo’s books and records.

11.          Consent to Jurisdiction. THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF (I) THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF DELAWARE OR (II) THE COURT OF CHANCERY OF THE STATE OF DELAWARE OR, IF SUCH COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, TO THE SUPERIOR COURT OF THE STATE OF DELAWARE SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF, THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE CONVENIENT OR APPROPRIATE OR THAT THIS AGREEMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH A DELAWARE STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 9 OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

12.          WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 12.

13.          Counterparts. This Agreement may be executed in two or more counterparts (any of which may be delivered by electronic transmission), each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument.

14.          Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

APRINOIA Therapeutics Holdings Limited

By:
Name:
Title:

[Signature Page to Lock-Up Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

SHAREHOLDERS

[ ● ]

By:
Name:
Title:

Address:

NUMBER OF COMPANY ORDINARY SHARES BENEFICIALLY OWNED BY THE SHAREHOLDER IMMEDIATELY PRIOR TO THE INITIAL MERGER EFFECTIVE TIME:

[Signature Page to Lock-Up Agreement]